UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2007


                               Tesoro Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                    1-3473                  95-0862768
      (State or other           (Commission File           (IRS Employer
       jurisdiction                  Number)             Identification No.)
     of incorporation)


  300 Concord Plaza Drive                                   78216-6999
    San Antonio, Texas                                      (Zip Code)
   (Address of principal
    executive offices)

                                 (210) 828-8484
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                       (Former name or former address, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

Tesoro Corporation ("Tesoro" or the "Company") on November 1, 2007 issued a press release announcing financial results for its third quarter ended September 30, 2007. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.


Item 9.01  Financial Statements and Exhibits.

      (c)    Exhibits.

               99.1 Press release announcing third quarter financial results issued on November 1, 2007 by Tesoro Corporation.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 1, 2007


                                   TESORO CORPORATION


                                   By:          /s/ OTTO C. SCHWETHELM
                                      ------------------------------------------
                                                  Otto C. Schwethelm
                                      Vice President and Chief Financial Officer



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


                                Index to Exhibits


Exhibit Number                   Description


99.1 Press release announcing third quarter financial results issued on November 1, 2007 by Tesoro Corporation.



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